                                                                     Exibit 99.1

                                                                  EXECUTION COPY

                     SETTLEMENT AGREEMENT AND MUTUAL RELEASE

      This Settlement  Agreement and Mutual Release (the  "Agreement"),  is made and entered into as of August 3, 2007 (the "Effective  Date"),  by and among (i)
Hidary Group  Acquisitions,  LLC and Hidary Group  Acquisitions,  Inc.  (jointly
"Hidary"); (ii) Everlast Worldwide Inc. ("Everlast");  and (iii) Brands Holdings
Limited and EWI Acquisition, Inc. (jointly, "Brands").

                                    RECITALS

      A. On June 1, 2007, Hidary and Everlast entered into an agreement and plan of merger (the "Hidary Merger Agreement").

      B. On June 28, 2007,  Everlast  tendered  payment to Hidary of $3 million, notified Hidary that Everlast was terminating the Hidary Merger  Agreement,  and concurrently  entered  into an  agreement  and plan of merger with Brands  (such agreement,  as amended by Everlast and Brands as of June 29,  2007,  the "Brands
Merger Agreement").

      C. On July 10, 2007,  Hidary  commenced an action against  Everlast in the
Delaware Court of Chancery,  which was assigned  Civil Action No.  3078-VCL (the
"Hidary  Action").  The  complaint  in the Hidary  Action  alleges,  among other things, that Everlast did not effectively  terminate the Hidary Merger Agreement and that the Brands Merger Agreement is not effective.

      D. On July  20,  2007,  Brands  filed a  Complaint  in  Intervention  (the
"Intervention Complaint"). The Intervention Complaint seeks, among other things, specific  performance of the Brands Merger Agreement,  and relief from a certain

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standstill  agreement and payment of a certain termination fee in the event that the Hidary Action was successful.

      E. On August 2, 2007,  Hidary,  Everlast  and Brands  (collectively,  "the
Parties")  reached an agreement in principle to settle the Hidary  Action on the terms set forth herein.

      NOW,  THEREFORE,  for and in consideration of the above recitals,  and the covenants,  promises,  conditions and stipulations contained herein, the Parties agree as follows:

                            SETTLEMENT CONSIDERATION

      1. In  consideration  for the  settlement  and  release  of all Claims (as defined below) released hereunder, the Parties agree that:

            A. Hidary shall cause the voluntary  dismissal,  with prejudice,  of the Hidary Action  within two (2) business  days of the  Effective  Date of this
Agreement;  PROVIDED THAT in the event of further  litigation  against Hidary by
Everlast or Brands relating to the currently  contemplated sale of Everlast as a
public  company  for  matters  not  released   hereunder   (including,   without
limitation,  litigation  in respect of conduct  related to such sale of Everlast after  the  Effective  Date),  none of  Brands  or  Everlast  would  oppose  the reinstitution  by Hidary of that  component  of the Hidary  Action that  relates solely to relief in the form of money  damages not to exceed  $1,500,000  in the event of a final determination that under the Hidary Merger Agreement Hidary was

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entitled to a "Termination  Fee" (as defined in the Hidary Merger  Agreement) of
$4,500,000 and not $3,000,000.

            B.  Following the dismissal of the Hidary Action  referred to above,
Brands shall dismiss the Intervention Complaint with prejudice.

            C. Everlast shall issue a press release in the form attached  hereto as  Exhibit  A  within  two  (2)  business  days of the  Effective  Date of this
Agreement.

            D. In the absence of any further litigation by Hidary (or any of its
affiliates  or   associates),   neither   Everlast  nor  Brands  shall,  in  the
"Shareholders Litigation" (as defined below), seek further discovery from Hidary or the  "Hidary  Equity  Investors"  (as  defined  below),  other  than  (i) the completion  of document  production  from  Hidary  (including  Hidary's  outside counsel  (Proskauer Rose LLP) and financial  advisor (C. Schwab LLC)) previously requested,  (ii) the depositions of Jack Hidary,  Clarence Schwab and the proper representative  of Wells  Fargo  Century,  Inc.  ("Wells  Fargo")  and  (iii) if
Everlast or Brands should seek to depose a proper representative of Wells Fargo, document  requests and/or  subpoenas  directed to Wells Fargo (PROVIDED THAT the covenant in this sentence shall not apply to any Hidary Equity  Investor that is or becomes a named plaintiff in any Shareholders  Litigation).  It is agreed and acknowledged that,  notwithstanding this Agreement,  Everlast and Brands may ask questions at  depositions  of any person in the event that other parties  depose
Hidary or the Hidary Equity Investors; PROVIDED THAT neither Everlast nor Brands will  solicit,  encourage  or  otherwise  support  or assist  any other  entity, directly or indirectly,  in initiating or pursuing such additional discovery. As used herein, the term "Hidary Equity Investors" means Seneca Capital Investments

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LLC; Gracie Capital Investors;  Crystal Capital Fund Management, LLC; Middlegate
Securities Ltd.;  Boxing 2000 LLC; Ore Hill Fund, L.P.; Chase Commercial  Corp.;
JP Morgan Securities Inc.; Chase Capital;  The Hidary Group, LLC; Agent 99, Inc.
and  Citibank,  N.A.,  and the  term  "Shareholders  Litigation"  means  (i) the purported class-action  complaints brought in the Delaware Court of Chancery (A)
on July 10,  2007,  on behalf of Charles  J.  Restivo  and all others  similarly situated, which was assigned Civil Action No. 3077-VCL and (B) on July 24, 2007, on behalf of William Sweet and all others similarly situated, which was assigned
Civil Action No. 3119 and (ii) litigation brought by Everlast stockholders after the Effective Date  challenging any action by the Everlast Board of Directors in regard to any proposal to acquire Everlast,  or alleging any breach of fiduciary duty by the Everlast Board of Directors in connection with its consideration (or lack thereof) of such an acquisition proposal.

      2. Each of the Parties,  severally and not jointly,  hereby represents and warrants  that it has full  power and  authority  to  execute  and  perform  its obligations under this Agreement which, when executed, will be binding upon it.

                      MUTUAL RELEASES; COVENANTS NOT TO SUE

      3. HIDARY RELEASE AND COVENANT NOT TO SUE:

      (a) Hidary (on its own  behalf and on behalf of its  directors,  officers,
employees,    advisors,   agents   and   affiliates)   hereby   absolutely   and
unconditionally  releases and forever  discharges,  settles and relinquishes any and all  claims,  demands,  rights,  actions or causes of  action,  liabilities, damages, losses,  obligations,  judgments, suits, matters and issues of any kind or  nature  whatsoever  (collectively,  "Claims"),  whether  known  or  unknown,

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suspected or unsuspected,  disclosed or undisclosed, (i) that have been asserted or could have been,  as of the  Effective  Date,  asserted  against  Everlast or
Brands,  or any of their  current  or  former  directors,  officers,  employees, advisors,  agents or affiliates,  under any legal system and in any jurisdiction or forum  whatsoever,  for,  upon, or by reason of any matter,  cause,  or thing relating to or arising out of or in connection with the Hidary Merger  Agreement and the Brands Merger Agreement (including,  without limitation,  those asserted or  capable  of  being  asserted  in the  Hidary  Action  and  the  Intervention
Complaint) and (ii) that relate to the valid,  binding and enforceable nature of the  "Termination  Fee" (as  defined in the  Brands  Merger  Agreement)  and the payments  contemplated  by  Section  9.03(d)  of the  Brands  Merger  Agreement,
including the payment thereof to Brands,  in the  circumstances  contemplated by
Section  9.03(b) of the Brands  Merger  Agreement  (including  in the event that
Hidary  makes  an  "Acquisition  Proposal"  (as  defined  in the  Brands  Merger
Agreement)  that the Board of  Directors of Everlast  determines  is a "Superior
Proposal"  (as defined in the Brands Merger  Agreement)  in accordance  with the
Brands Merger Agreement); PROVIDED THAT the foregoing (Y) does not and shall not be deemed to include  any Claims that arise out of this  Agreement  and (Z) does not  preclude  Hidary from  bringing  the claim for money  damages not to exceed
$1,500,000  referred  to  in,  and  in  accordance  with,  Section  1 A of  this
Agreement.  Hidary (on its own behalf and on behalf of its directors,  officers, employees,  advisors, agents and affiliates) hereby represents and warrants that it has not assigned, transferred, subrogated, conveyed, or otherwise disposed of any of the Claims  released by this paragraph  (a), or of any right  thereunder, and covenants and agrees that it will not do so hereafter.

                                      -5-

      (b) Hidary (on its own  behalf and on behalf of its  directors,  officers, employees,  advisors,  agents and affiliates)  hereby covenants,  represents and warrants to Everlast and Brands that it will not file, initiate, or join and has not filed,  initiated or joined,  any Claim directly or  indirectly,  on its own behalf or on behalf of or with any other  person or entity,  against  any of the entities released in paragraph (a) relating to, arising out of, or in connection with the Claims released under paragraph (a).

      4.  EVERLAST  AND BRANDS  RELEASES AND  COVENANTS  NOT TO SUE:

      (a) Each of  Everlast  and Brands  hereby  severally  (but each on its own behalf and on behalf of its respective directors, officers, employees, advisors, agents and  affiliates)  absolutely  and  unconditionally  releases  and forever discharges,  settles  and  relinquishes  any and all  Claims,  whether  known or unknown,  suspected or  unsuspected,  disclosed or  undisclosed,  that have been asserted or could have been, as of the Effective Date,  asserted against Hidary, or any of Hidary's current or former directors,  officers, employees,  advisors, agents or  affiliates  under any legal system and in any  jurisdiction  or forum whatsoever,  for, upon, or by reason of any matter,  cause, or thing relating to or arising out of or in  connection  with the Hidary  Merger  Agreement  and the
Brands  Merger  Agreement  (including,  without  limitation,  those  asserted or capable of being asserted in the Hidary Action and the Intervention  Complaint);
PROVIDED  THAT the  foregoing  does not and shall not be deemed to  include  any
Claims that arise out of this Agreement.  Each of Everlast and Brands  severally
(but each on its own behalf and on behalf of its respective directors, officers, employees,  advisors, agents and affiliates) hereby represents and warrants that

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it has not assigned, transferred, subrogated, conveyed, or otherwise disposed of any of the Claims  released by this paragraph  (a), or of any right  thereunder, and covenants and agrees that it will not do so hereafter.

      (b) Each of Everlast and Brands  severally (but each on its own behalf and on behalf of its respective directors, officers, employees, advisors, agents and affiliates) hereby covenants, represents and warrants to Hidary that it will not file,  initiate,  or join and has not  filed,  initiated  or  joined,  any Claim directly  or  indirectly,  on its own  behalf  or on behalf of or with any other person or entity,  against any of the persons and entities released in paragraph
(a) relating to, arising out of, or in connection with the Claims released under paragraph (a).

      5. Each Party hereby agrees to indemnify,  defend,  and hold harmless each other Party for, from, and against any and all losses, liabilities,  damages and expenses  (including  reasonable legal fees and expenses and expenses related to enforcement  of this  Agreement)  to the extent  arising  from,  relating  to or otherwise  in  respect  of: (a) any actual or  attempted  assignment,  transfer, subrogation, conveyance or other disposition by such Party of any Claim released hereby;  (b) in the case of Hidary as an indemnifying Party under this paragraph
5, any actual or attempted  filing or initiation by Hidary of any Claim referred to in  paragraph  3(b)  and in the  case of  either  Everlast  or  Brands  as an indemnifying  Party under this  paragraph 5 (which  indemnification  obligations shall be  several  and not joint,  for the  avoidance  of doubt),  any actual or attempted filing or initiation by Everlast or Brands (as the case may be) of any
Claim referred to in paragraph 4(b); or (c) any other breach of any provision of this Agreement by such Party.

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      6. None of the existence of this Agreement or the contents thereof,  or of any negotiations,  discussions, statements or proceedings in connection with the
Agreement  shall be deemed or constitute a presumption,  concession or admission by any  Party  of any  fault,  liability  or  wrongdoing  or lack of any  fault, liability or wrongdoing as to any facts or claims  (whether  civil,  criminal or administrative).  The existence of the  Agreement,  or its  contents,  or of any negotiations,  statements or proceedings in connection  therewith,  shall not be offered or admitted in evidence or referred to, interpreted, construed, invoked, or  otherwise  used by any person for any purpose in any action,  litigation  or proceeding  (whether  civil,  criminal  or  administrative),  except  as  may be necessary to enforce the terms of this Agreement.

                                    NO WAIVER

      7. Any failure by any Party to insist upon the strict  performance  by any other Party of any of the  provisions  of this  Agreement  shall not be deemed a waiver of any of the provisions  hereof,  and such Party,  notwithstanding  such failure,  shall have the right thereafter to insist upon the strict  performance of any and all of the provisions of this Agreement to be performed by such other
Party.

      8. No waiver, express or implied, by any Party of any breach or default by any other Party in the performance by the other Party of its  obligations  under this Agreement  shall be deemed or construed to be a waiver of any other breach, whether prior, subsequent, or contemporaneous, under this Agreement.

                                      -8-

                             SUCCESSORS AND ASSIGNS

      9. This  Agreement  shall be binding  upon and inure to the benefit of the
Parties and their respective agents, executors,  heirs, successors and permitted assigns;  PROVIDED THAT this Agreement and the rights and obligations  hereunder shall not be assignable or  transferable  by any Party without the prior written consent of the other Parties.
                                  GOVERNING LAW

      10. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to Delaware's conflicts of law rules.  Any dispute  arising  out of this  Agreement  or action to enforce  this
Agreement  shall be  litigated in and only in the Court of Chancery of the State of Delaware  exclusive of any other court except that,  if the Court of Chancery does not have  subject  matter  jurisdiction  over any such  dispute  or  aspect thereof,  it shall be litigated  in the Superior  Court of the State of Delaware or, if there is jurisdiction  and proper venue, the United States District Court
for  the  District  of  Delaware,   unless  those  Courts  decline  to  exercise
jurisdiction.

                           ENTIRE AGREEMENT; AMENDMENT

      11. This Agreement  constitutes the entire  agreement  between the Parties with  respect to the subject  matter  hereof,  and it may be modified or amended only by a writing signed by the signatories hereto.

                                  COUNTERPARTS

      12. This  Agreement  may be executed in two or more  counterparts,  all of which shall be  considered  one and the same  agreement.  This  Agreement  shall become effective when counterparts have been signed by each of the Parties.

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      13.  Signed  signature  pages  of  this  Agreement  may  be  delivered  by telecopier  or e-mail,  which will  constitute  complete  delivery  without  any necessity for delivery of originally signed signature pages in order for this to constitute a binding agreement.

                            [SIGNATURE PAGE FOLLOWS]

                                      -10-

IN WITNESS  WHEREOF,  each of the  undersigned  Parties have duly  executed this
Agreement as of the Effective Date.

EVERLAST WORLDWIDE INC.

By: /s/ Seth A. Horowitz
   -------------------------------------
Name:  Seth A. Horowitz
Title: President and Chief Executive Officer

BRANDS HOLDINGS LIMITED

By: /s/ Justin Barnes
   -------------------------------------
Name: Justin Barnes
Title: Head of Brands

EWI ACQUISITION, INC.

By: /s/ Justin Barnes
   -------------------------------------
Name: Justin Barnes
Title: Vice President

HIDARY GROUP ACQUISITIONS, LLC
By:   The Hidary Group LLC, its manager

By: /s/ Jack D. Hidary
   -------------------------------------
Name: Jack D. Hidary
Title:

HIDARY GROUP ACQUSITIONS, INC.

By: /s/ Jack D. Hidary
   -------------------------------------
Name: Jack D. Hidary
Title:

                                [SIGNATURE PAGE]

                                                                       EXHIBIT A

                             (Form of Press Release)

Everlast Worldwide,  Inc. (Nasdaq: EVST - News) announced today that that it has entered into a settlement  agreement  with Hidary  Group  Acquisitions,  LLC and
Hidary Group Acquisitions,  Inc. The settlement provides for the dismissal, with
prejudice,  of  Hidary's  lawsuit  against  Everlast,   which  sought  to  block
Everlast's  pending merger agreement to be acquired by Brands Holdings  Limited.
Pursuant to the terms of the settlement, among other things, Everlast has agreed to limit the  discovery  it may take  from  Hidary in  connection  with  certain stockholder  litigation,  and Everlast  agreed to publicly  reaffirm its board's commitment to comply with its fiduciary responsibilities, as set forth below.

Pursuant  to the  terms of the  merger  agreement,  the  Board of  Directors  of
Everlast   remains   free  to  consider   unsolicited   acquisition   proposals.
Additionally,  as  Everlast  has  previously  disclosed,  there is no  agreement between  Everlast  and Hidary  that would  prohibit  Hidary  from  commencing  a non-coercive tender offer for Everlast's shares. The Everlast Board has been and remains committed to obtaining the best transaction  reasonably available to its stockholders,  as it is  required to under  Delaware  law. In the event that any entity (including Hidary) makes an unsolicited acquisition proposal or commences a non-coercive  tender offer for Everlast's  shares, the Everlast Board will, as it has done in the past,  comply with its fiduciary duties under Delaware law in evaluating and responding to any such proposal or tender offer.

About Everlast Worldwide Inc.

Everlast  Worldwide  Inc. is a leading  designer,  manufacturer  and marketer of boxing and fitness related  sporting goods  equipment under the  well-recognized
Everlast brand name and a worldwide  licensor of the Everlast brand for apparel, footwear,  sporting  goods  equipment  and other active  lifestyle  products and accessories.  Since 1910, Everlast has been the preeminent brand in the world of boxing and among the most  recognized  brands in the overall  sporting goods and apparel industries. In order to capitalize on the rich heritage and authenticity of the Everlast  brand,  the company has extended the Everlast  brand outside of the boxing  ring into  complementary  product  categories.  Our  strategy  is to
continue  to  leverage  the  unique   qualities   represented  by  the  Everlast
brand--Strength,  Dedication,  Individuality  and  Authenticity  -- to  become a leading global athletic brand and a necessary part of the lives of consumers who train, compete and live an active lifestyle.

Statements  made in this  Press  Release  that are  estimates  of past or future performance  are based on a number of factors,  some of which are outside of the

Company's  control.  Statements  made in  this  Press  Release  that  state  the intentions, beliefs, expectations or predictions of Everlast Worldwide, Inc. and its management for the future are forward-looking statements. It is important to note that actual results could differ  materially  from those  projected in such forward-looking  statements.  Information  concerning  factors  that could cause actual results to differ materially from those in forward-looking  statements is contained  from time to time in  filings  of  Everlast  Worldwide  with the U.S.
Securities and Exchange  Commission.  Copies of these filings may be obtained by contacting Everlast Worldwide or the SEC.